UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 14, 2008

REPLIGEN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-14656	04-2729386
(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Building #1, Suite 100, Waltham, Massachusetts 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 250-0111

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2008, Mr. Robert J. Hennessey, who is currently a director of Repligen Corporation (the “Company”), informed the Company that effective January 31, 2008, he will retire from the Board of Directors for personal reasons. The Board of Directors would like to take this opportunity to express its gratitude and appreciation for Mr. Hennessey’s contributions during his service as director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Dated: January 16, 2008	By:	/s/ Walter C. Herlihy
Walter C. Herlihy
President and Chief Executive Officer